SECURITIES AND EXCHANGE
                                   COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) February 7, 2003
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                                   QT 5, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                        0-25022              72-7148906
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 (State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
  Incorporation Or Organization)                             Identification No.)

                       5655 Lindero Canyon Road, Suite 120
                       Westlake Village, California 91362
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (818) 338-1510
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective January 1, 2003, certain principals of Corbin & Wertz ("C&W"), the Company's independent auditors, formed Corbin & Company LLP ("C&C"), as a successor public accounting firm and transferred substantially all of C&W's audit and attest clients to C&C. As a result, on February 7, 2003, the Board of Directors has approved the engagement of C&C by the Company as its independent auditors for the fiscal year ending June 30, 2003.

         C&W did not resign or decline to stand for reelection, but were dismissed on February 7, 2003 to allow the appointment of C&C.

         During the past two fiscal years ending June 30, 2002, C&W's audit opinion on the Registrant's financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was it modified as to audit scope or accounting principles. C&W's report was modified to include an explanatory paragraph where they expressed substantial doubt about the Registrant's ability to continue as a going concern.

         There were no disagreements with C&W during the past two most recent fiscal years and through the date of their dismissal on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure. Additionally, there were no other reportable matters as defined in
Item 304(a)(1)(iv) of Regulation S-B for small business issuers, during that period of time.

         Registrant has provided C&W with a copy of the disclosures Registrant is making in this 8-K in response to the disclosures required by Regulation S-B,
Item 304(a). C&W has furnished Registrant with a letter addressed to the Commission stating its agreement and absence of any disagreement with the statements made by Registrant in response to this Item. Registrant has filed herewith C&W's letter as Exhibit 16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following is a complete list of exhibits filed as a part of this Current Report on Form 8-K:

         Exhibit No.       Document
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16.1     Letter from Corbin & Wertz in response to this Form 8-K.

SIGNATURE:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             QT 5, Inc.
                                            (Registrant)

Date:  February 12, 2003                     /s/ STEVEN REDER
                                             -----------------------
                                             Steven Reder, President

                                    EXHIBIT INDEX

         Exhibit No.       Document
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16.1     Letter from Corbin & Wertz in response to this Form 8-K.